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EXHIBIT 23.1 - INDEPENDENT AUDITORS' CONSENT



INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statements No. 33-43952, No. 33-58584, No. 33-70666, No. 33-81902 and No. 333-948, all on Form
S-8, of ShopKo Stores, Inc. of our report dated March 12, 1998, appearing in the Annual Report on Form 10-K of ShopKo Stores, Inc. and Subsidiaries for the year (49 weeks) ended January 31, 1998.


/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
April 28, 1998



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